Exhibit 10.138


                            2004 TIFFANY AND COMPANY
           UN-FUNDED RETIREMENT INCOME PLAN TO RECOGNIZE COMPENSATION
                   IN EXCESS OF INTERNAL REVENUE CODE LIMITS

                   Amended and Restated as of February 1, 2007


WHEREAS, Tiffany and Company, a New York Corporation, intends by this instrument to establish an unfunded plan to provide supplemental retirement benefits to executive officers and other members of a select group of management employees as a means of recruiting and retaining qualified employees; and

WHEREAS, this Plan is intended to constitute both an unfunded excess benefit plan under Section 3(36) of Title I of ERISA and a nonqualified, unfunded deferred compensation plan for a select group of management or highly compensated employees under Title I of ERISA.

WHEREAS, all benefits payable under this Plan shall be paid from the general assets of Tiffany and Company. This Plan is not intended to meet the qualification requirements of Section 401 of the Internal Revenue Code of 1986, as amended;

WHEREAS, the full earnings of highly compensated employees are not recognized as compensation under the Tiffany and Company Pension Plan due to limitations imposed under the Internal Revenue Code; and

WHEREAS, Tiffany and Company, for purposes of calculating supplemental retirement benefits under this plan, wishes to recognize earnings that would be recognized under the Tiffany and Company Pension Plan but for such limitations and pay supplemental retirement benefits under this plan that are not subject to any limitation as to amount under the Code; and

WHEREAS, Tiffany and Company revised this plan effective February 1, 2007 to modify age and service requirements for early retirement, which revisions are reflected in this document.

NOW, THEREFORE, to carry the above intentions into effect, and intending to be legally bound hereby, Tiffany and Company does enter into this Plan effective the first day of January, 2004.


                         This Plan shall be known as the

                            2004 TIFFANY AND COMPANY
                  UN-FUNDED RETIREMENT INCOME PLAN TO RECOGNIZE
             COMPENSATION IN EXCESS OF INTERNAL REVENUE CODE LIMITS


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                                    ARTICLE I
                                   DEFINITIONS

FOR THE PURPOSES OF THIS PLAN, THE FOLLOWING CAPITALIZED TERMS AND PHRASES SHALL HAVE THE MEANINGS ASCRIBED TO THEM BELOW:

"Accrued Benefit" means, with respect to each Participant, the amount on a given date of the benefits provided under Section 3.2 of this Plan using Average Final Compensation, Covered Compensation and Creditable Service determined as of such date. The Accrued Benefit for any Participant may be expressed in a form which is the Actuarial Equivalent of the Accrued Benefit.

"Actuarial Equivalent" shall have the same meaning as in the Pension Plan.

"Affiliate" means, with reference to any Person, any second Person that controls, is controlled by, or is under common control with, any such first Person, directly or indirectly.

"Average Final Compensation" shall have the same meaning as in the Pension Plan.

"Benefit" means, with respect to each Participant or his beneficiary, the benefit to which Participant is entitled under Article III of this Plan.

"Board" means the Board of Directors of Tiffany and Company, a New York corporation.

"Cause"  means  a  termination  of  Participant's  employment,   involuntary  on
Participant's part, which is the result of:

     (i) Participant's conviction or plea of no contest to a felony involving financial impropriety or a felony which would tend to subject the Company or any of its Affiliates to public criticism or materially interfere with Participant's continued service to the Company or its Affiliate;


     (ii) Participant's   willful  and   unauthorized   disclosure  of  material
          "Confidential Information" (as that term is defined in the Non-Competition and Confidentiality Covenants) which disclosure actually results in substantive harm to the Company's or its Affiliate's business or puts such business at an actual competitive disadvantage;

     (iii) Participant's willful failure or refusal to perform substantially all such proper and achievable directives issued by Participant's superior (other than: (A) any such failure resulting from Participant's incapacity due to physical or mental illness, or (B) any such refusal made by Participant in good faith because Participant believes such directives to be illegal, unethical or immoral) after a written demand for substantial performance is delivered to Participant on behalf of Company, which demand specifically identifies the manner in which Participant has not substantially performed Participant's duties, and which performance is not substantially corrected by Participant within [ten (10)] days of receipt of such demand;

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     (iv) Participant's  commission  of any  willful  act which is  intended  by
          Participant to result in his personal enrichment at the expense of the Company or any of its Affiliates, or which could reasonably be expected by him to materially injure the reputation, business or business relationships of the Company or any of its Affiliates;

     (v) A theft, fraud or embezzlement perpetrated by Participant upon Company or any of its Affiliates.

For purposes of this definition, no act or failure to act on Participant's part shall be deemed "willful" unless done, or omitted to be done, by Participant in bad faith toward, or without reasonable belief that such action or omission was in the best interests of, Company or its Affiliate. Notwithstanding the foregoing, Participant shall not be deemed to have been terminated for Cause for the purposes of this Plan unless and until there shall have been delivered to Participant a copy of a resolution duly adopted by the affirmative vote of not less than three-fourths (3/4th) of the entire membership of the Board (exclusive of the Participant if Participant is a member of such Board) at a meeting called and held for such purpose (after reasonable notice to Participant and an opportunity for Participant, together with counsel for Participant, to be heard before such Board), finding that, in the good faith opinion of such Board, Cause exists as set forth above.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" means the Pension Plan Committee of the Company, which shall have authority over this Plan.

"Company" shall have the same meaning as in the Pension Plan.

"Compensation" shall have the same meaning as in the Pension Plan, provided, however, that, for purposes of this Plan, the annual compensation taken into account for any Participant for any year shall not be subject to the annual compensation limit established by the Omnibus Budget Reconciliation Act of 1993 (Code Section 401(a)(17)).

"Covered Compensation" shall have the same meaning as in the Pension Plan.

"Creditable Service" shall have the same meaning as in the Pension Plan.

"Early Retirement Date" shall mean, with respect to any Participant, the date such Participant first qualifies to receive a retirement allowance under the provisions of Section 3.4 below.

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"Effective Date" means January 1, 2004.

"Ending Compensation" means the annual rate of Compensation from the Company in effect for the Participant at the time in question, provided that commissions, bonuses, premiums and incentives shall be determined by reference to such items paid in the last full Plan Year completed at the time in question.


"Non-Competition   and   Confidentiality   Covenants"  means  an  instrument  in
substantially the form of Exhibit A attached duly completed and executed by the Participant in question.

"Normal Retirement" means retirement at age 65, the normal retirement age under the Pension Plan.

"Normal  Retirement Age" means the later of (i)  Participant's  65th birthday or
(ii) the 5th anniversary from his date of hire.

"Normal Retirement Pension Benefit" means, with respect to each Participant at any point in time, the annual retirement allowance to which Participant would be entitled at Normal Retirement payable from the Pension Plan as an annuity for Participant's life, whether or not such retirement allowance is actually paid, and regardless of any optional form of benefit payment elected under the Pension Plan by said Participant based upon such Participant's Average Final Compensation, Covered Compensation and Creditable Service, in each case as determined solely in accordance with the provisions of the Pension Plan and without reference to this Plan.

"Participant" means a participant in this Plan.

"Pension Plan" means the Tiffany and Company Pension Plan as such Pension Plan may be amended from time to time.

"Pension Benefit" shall have the same meaning as in the Pension Plan.

"Person" means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

"this Plan" means the 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of IRC Limits as described in this instrument, as amended from time to time.

"Plan Year" means a "Plan Year" under the Pension Plan.

"Select  Management  Employee"  means those  employees of the Company  listed in
Schedule I hereto who are, as of the Effective Date, actively employed by Tiffany and Company, or who thereafter return to active employment from a Company-approved approved leave of absence or disability leave and such persons who are thereafter appointed by the Board as an officer of Tiffany and Company with the title of Vice President, Group Vice President, Senior Vice President, Executive Vice President, President, Chairman of the Board, chief operating officer, chief executive officer, and any other management employee of the
Company who is specifically designated a Select Management Employee by the Board; for the purpose of this definition, once a person has been appointed a Select Management Employee, he or she will be deemed, for the purposes of this Plan, to remain a Select Management Employee, regardless of subsequent change in title or responsibility. Notwithstanding the foregoing, the term Select Management Employees does not include persons (a) whose principal place of work is outside the United States and (b) who are paid their Compensation from a foreign bank or bank branch or who are eligible to receive retirement, severance or similar benefits under foreign law or as a result of foreign custom.

"Vested" means that the Participant has a right to his Accrued Benefit as provided for in Section 3.12 below forfeitable only as provided in Section 3.12 below.


                                   ARTICLE II
                           PARTICIPATION IN THIS PLAN

2.1 Commencement of Participation. Each Select Management Employee shall automatically become a Participant in this Plan as of the latter of (i) the Effective Date, (ii) the date he or she first becomes a Participant in the Pension Plan or (iii) the date he or she is first appointed a Select Management Employee by the Board.

2.2 Cessation of Participation and Re-commencement of Participation. A Participant shall cease to be a Participant on the earlier of: (i) the date on which this Plan terminates or (ii) the date on which he ceases to be a Participant in the Pension Plan. A former Participant shall again become a Participant in this Plan when he again becomes a Participant in the Pension Plan. Except to the extent different treatment is prescribed for former Participants pursuant to the terms of Article III below, a former Participant will be deemed a Participant, for all purposes of this Plan, as long as such former Participant retains a Vested interest pursuant to the terms of Article III below.


                                   ARTICLE III
                                  PLAN BENEFITS

3.1 Overriding Limitation. Except as provided in this Section 3.1, under no circumstances will a Participant or a former Participant be entitled to a Benefit under this Plan unless Participant becomes Vested in his Normal Retirement Pension Benefit. In the event the Pension Plan shall have been terminated as of the time a Pension Benefit would have become payable to Participant under the Pension Plan, the Benefit under this Plan shall be calculated by application, by means of the formula set forth in Section 3.2 below, of the Normal Retirement Pension Benefit which would have been payable to Participant under the Pension Plan as in effect on February 1, 2007; and if Participant would not have been entitled to a Pension Benefit under the Pension Plan as in effect on February 1, 2007 as of the date a Benefit would otherwise become payable hereunder, no Benefit shall be payable under this Plan.

3.2 Annual Retirement Allowance. Subject to Section 3.12 below, any person who, subsequent to December 31, 2003, ceases to be a Participant after he is Vested shall be entitled to an annual retirement allowance, payable in monthly installments commencing at the end of the later of February 2004 or the calendar month immediately following his month of retirement, and continuing to and including the last monthly payment in the month of his death,  equal  to  (A)  less  (B),  where  (A)  equals  1  percent  of  the
     Participant's Average Final Compensation not in excess of Covered Compensation multiplied by the number of his years, including fractions thereof, of Creditable Service, plus 1-1/2 percent of his Average Final Compensation in excess of Covered Compensation multiplied by the number of his years, including fractions thereof, of Creditable Service and (B) equals such person's Normal Retirement Pension Benefit. For purposes of calculating the value of (A) in the foregoing sentence, but not for purposes of calculating the value of (B) therein, Average Final Compensation and Covered Compensation shall be determined without regard to any limit on Compensation imposed by Section 401(a)(17) of the Code.

3.3 Normal Retirement. A Participant who has reached Normal Retirement Age may retire on a retirement allowance computed in accordance with Section 3.2; except that any Participant shall, at his election, be continued in service after age 65. At normal retirement age, all benefits payable under this Plan shall be non-forfeitable except as provided in Section 3.12 below.

3.4 Early Retirement. Subject to Section 3.12 below, any Participant who has attained age 55 and has rendered 10 or more years of Creditable Service shall be retired by the Committee on a retirement allowance on the last day of the calendar month next following receipt by the Committee of a written application therefor by the Participant. Subject to Section 3.12 below, at the election of a Participant who has attained age 60, who has not attained age 65 and who has rendered 10 or more years of Creditable Service, he shall receive a retirement allowance commencing on his retirement which shall be equal to the retirement allowance computed in accordance with
     Section 3.2 above reduced by 1/12th of 5 percent for each month by which his attained age at the date of his retirement is less than age 65. Subject to Section 3.12 below, at the election of a Participant who has attained age 55, who has not attained age 60 and who has rendered 10 or more years of Creditable

     Service, he shall receive a retirement allowance commencing on his retirement which shall be equal to the retirement allowance computed in accordance with Section 3.2 above which shall be reduced by a percentage which shall be the sum of (i) 25 percent and (ii) 1/12th of 3 percent for each month by which his attained age at the date of his retirement is less than age 60.

3.5 Vested Retirement. Subject to Section 3.12 below, payments to any person who ceases to be a Participant on or after January 1, 2003, and who is Vested and entitled to a retirement allowance pursuant to Section 3.2 and to whom Sections 3.3 and 3.4 do not apply shall commence on the last day of the calendar month next following the later of (i) the occurrence of his 65th birthday or (ii) receipt by the Committee of a written application therefor; provided that if the proper amount of such payment cannot for any reason be ascertained by such date, a payment retroactive to such date shall be made within sixty days of the earliest date on which it can be ascertained. Such a person may, by written notice to the Committee, elect to have his retirement allowance commence at any time after he has attained age 55 and completed 10 years of Creditable Service and after receipt by the Committee of his application for benefits; provided, however, that payment of such allowance prior to the attainment of age 65 shall be in a reduced amount and shall be the Actuarial Equivalent as of the date payments commence of the retirement allowance computed in accordance with
     Section 3.2 which he would otherwise receive after attaining Normal Retirement Age.

3.6 Optional Benefits in Lieu of Regular Benefits. A Participant under this Plan shall be deemed to have elected that the retirement allowance payable under this Plan be payable in the same form of benefit that the Participant has elected or is deemed to have elected under the Pension Plan, to wit, either as an annuity for the life of the Participant or the Actuarial
     Equivalent thereof paying a proportionately reduced retirement allowance during his life, with the provision that after his death an allowance of 50%, 66-2/3%,75% or 100% of the rate of his reduced allowance, at his designation, shall continue during the life of, and shall be paid to, the beneficiary designated by him at the time of electing the option. Any election, notice or designation made or given by the Participant under the Pension Plan shall be deemed an election, notice or designation made or given by the Participant under this Plan and any change or revocation of an election, notice or designation made under the Pension Plan (whether automatic or voluntary) shall be deemed to be a change or revocation of an election, notice, or designation under this Plan. All time limitations for making elections or designations or giving notice under the Pension Plan with respect to any form of benefit shall be applicable under this Plan. Any designation of a beneficiary made under this Plan shall be subject to the same limitations and spousal consent and spousal waiver requirements as would apply to a comparable designation under the Pension Plan, provided, however that the Committee may, in its discretion, require that any spousal consent or waiver address this Plan specifically.

3.7  Survivorship Benefits.

     (a) Upon (i) the death of a Participant who has become Vested in his Accrued Benefit, as provided in Section 3.12 of this Plan, (ii) the death of a Participant who has attained Normal Retirement Age, (iii), subject to Section 3.12 below, the death of a former Participant who had both attained age 55 and rendered 10 or more years of Creditable Service prior to the date he ceased to be a Participant (but who was not receiving at the time of his death any retirement allowance) or
          (iv) subject to Section 3.12 below, the death of a former Participant who had become Vested in his Accrued Benefit but who had not both attained age 55 and rendered 10 or more years of Creditable Service prior to the date he ceased to be a Participant (but who was not receiving at the time of his death any retirement allowance) there shall be payable to the Participant's or former Participant's spouse, if any, a spouse's allowance as provided for in this Section 3.7.

     (b) The amount of the spouse's allowance shall be determined by Section 3.7(d) below for the spouse of a Participant described in Section 3.7(a)(i) or (ii) above and for the spouse of a former Participant described in Section 3.7(a)(iii) above. The amount of the spouse's allowance shall be determined by Section 3.7(e) below for the spouse of a former Participant described in Section 3.7(a)(iv) above.

     (c) The spouse's allowance shall commence as of the first day of the calendar month following the month in which the Participant or former Participant died or would have been age 55, whichever is the later, except that the Committee may, under rules uniformly applicable to all Participants and former Participants similarly situated, direct payment commencing on the first day of any earlier calendar month after the Participant's or former Participant's death.

     (d) If the Committee does not direct early commencement of payment, the spouse's allowance for the spouse of a person described in Section 3.7(a)(i), (ii) or (iii) above shall be the greater of (i) an allowance for the life of the spouse, payable monthly, which is equal to 20 percent of the Participant's or former Participant's Ending Compensation at the earlier of the time of his death or termination of his employment less any spouse's allowance payable under the Pension Plan, or (ii) an allowance equal to the allowance the spouse would have received if the Participant or former Participant were deemed to have terminated his service on the date of his death (whether or not an earlier termination of service occurred) and elected to receive, based on his Average Final Compensation and years of Creditable Service at his actual date of termination of service with the Company, the retirement allowance payable to him under Section 3.3 that would commence at the later of normal retirement age or the date of death, reduced for election of the 100% survivorship option at such deemed termination date, and continuing after his death in the same monthly amount during the life of his spouse. If the Committee does direct early commencement of payment, the spouse's allowance shall be a monthly allowance for the life of the spouse which is the Actuarial Equivalent of the allowance the spouse would otherwise have received pursuant to the preceding sentence.


     (e) If the Committee does not direct early commencement of payment, and unless an optional form of benefit is selected within the election periods pursuant to a qualified election under the Pension Plan, the spouse's allowance for the spouse of a former Participant described under Section 3.7(a)(iv) above shall equal the allowance the spouse would have received if the former Participant were deemed to have retired at the normal retirement age and elected to receive, based on his Average Final Compensation and years of Creditable Service at the actual date of termination of service with the Company, the retirement allowance payable to him under Section 3.3, reduced for election of the 50% survivorship option at the normal retirement age and continuing after his death in a amount equal to 50% of the amount that would have been payable to the former Participant during his life. If the Committee does direct early commencement of payment, the spouse's allowance shall be a monthly allowance for the life of the spouse which is the Actuarial Equivalent of the allowance the spouse would otherwise receive pursuant to the preceding sentence.


     (f) With respect to spousal allowances, a Participant under this Plan and his spouse under this Plan shall be deemed to have elected that the retirement allowance payable under this Plan be payable in the same form of benefit that the Participant has elected or is deemed to have elected under the Pension Plan, and any election, notice or designation made or given by the Participant or his spouse under the Pension Plan shall be deemed an election, notice or designation made or given by the Participant or his spouse under this Plan and any change or revocation of an election, notice or designation made under the Pension Plan (whether automatic or voluntary) shall be deemed to be a change or revocation of an election, notice, or designation made under this Plan.

3.8 Termination of Benefit Payments. Payment of Benefits under this Article III to a Participant, former Participant, Participant's spouse or beneficiary, or former Participant's spouse or other beneficiary shall cease with the monthly payment for the month in which such Participant, former Participant, spouse or beneficiary dies.

3.9 Disabled Participants. Notwithstanding any other provisions in this Plan, any Participant while in receipt of payments under the Company's Short Term Illness

     Plan, Extended Illness Plan, Short Term Disability Plan or Long Term Disability Plan (collectively, the "Program"), shall be treated as a Participant and shall continue to accrue Creditable Service until he dies, retires, or becomes ineligible for further payments under such Program, and his Compensation in the last full year of his employment shall be deemed to be his annual Compensation for purposes of this Plan during such period. In the event such a Participant dies, retires or becomes ineligible for further payments under such Program and is not restored to active service, any retirement allowance payable on his account under this Plan shall be made on the basis of his age, Average Final Compensation and Creditable Service at the time he died, retired or became ineligible.

3.10 Timing of Commencement of Benefit Payments. Payment of benefits under this Plan shall commence when payment of benefits under the Pension Plan commences and all elections and required commencement dates made or applicable under the Pension Plan in respect to the commencement of Payments under the Pension Plan shall be applicable to benefits payable to any Participant or beneficiary under this Plan.

3.11 Required Cash-outs of Certain Accrued Benefits. If a Participant terminates service and the present value of the Vested accrued pension or survivor benefit provided under Article III hereof in respect of such Participant is equal to or less than $5,000, the person to whom such benefits would otherwise be paid in monthly installments shall receive a lump-sum distribution of the present value of the entire Vested portion of such Accrued Benefit. For the purposes of determining the present value of a Vested Accrued Benefit under this Section 3.11, actuarial assumptions used under the Pension Plan for a comparable determination under the Pension Plan shall be used. Notwithstanding any provision in this Plan to the contrary, if a former Participant who has received a lump-sum distribution of his entire non-forfeitable benefit under this Plan pursuant to this
     Section 3.11 is re-employed by the Company, he shall be treated as a new Employee and prior service performed by the former Participant in respect of such distribution shall be disregarded for purposes of determining his Accrued Benefit under this Plan.

3.12 Vesting and Forfeiture of Vested Benefits. A Participant shall be Vested in his Accrued Benefit under this Plan if that person is vested under the Pension Plan, provided that any Benefit that would otherwise be payable to a Participant or to the beneficiary of any Participant shall be forfeited in the event that (i) Participant's employment with the Company is terminated by the Company for Cause, (ii) Participant voluntarily resigns from the Company prior to reaching Participant's Normal Retirement Age and fails to execute and deliver to the Company the Non-Competition and Confidentiality Covenants prior to the effective date of such resignation, or (iii) a former Participant who has executed and delivered the Non-Competition and Confidentiality Covenants breaches Section 2 of such Covenants.

3.13 Adjustment, Amendment, or Termination of Benefit. Notwithstanding any other provision in this Plan to the contrary, the Company may not adjust, amend, or terminate its obligations to a Participant in respect of his Accrued Benefit under this Article III subsequent to that date on which Participant is Vested pursuant to Section 3.12 above except as expressly provided in
     Section 3.12 above.

3.14 Tax Withholding. To the extent required by the law in effect at the time benefits are distributed pursuant to this Article III, the Company or its agents shall withhold any taxes required by the federal or any state or local government from payments made hereunder.


                                   ARTICLE IV
                                  UNFUNDED PLAN

4.1 Unfunded Benefits. Benefits are payable as they become due irrespective of any actual investments the Company may make to meet its obligations. Neither the Company, nor any trustee (in the event the Company elects to use a grantor trust to accumulate funds) shall be obligated to purchase or maintain any asset including any life insurance policy. To the extent a Participant or any other person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured creditor of the Company.

4.2 No Contributions. Participants are neither required nor permitted to make contributions to this Plan.

                                    ARTICLE V
                            AMENDMENT AND TERMINATION

5.1 Plan Amendment. Subject to Sections 3.12 and 3.13, this Plan may be amended in whole or in part by the Company at any time.

5.2 Plan Termination. Subject to Sections 3.12 and 3.13, the Company reserves the right to terminate this Plan at any time but only in the event that the Company, in its sole discretion, shall determine that the economics of this Plan have been adversely and materially affected by a change in the tax laws, other government action or other event beyond the control of the Participant and the Company or that the termination of this Plan is otherwise in the best interest of Company.



                                   ARTICLE VI
                      ADMINISTRATION AND CLAIMS PROCEDURES

6.1 Committee. The general administration of this Plan shall be the responsibility of the Committee. The Committee is the named fiduciary of this Plan for which this document is the written instrument. The Committee from time to time may establish rules for the administration of this Plan and the transaction of it business. Except to the extent the Board is required to determine whether the termination of a Participant's employment is for Cause, the Committee shall have the sole discretionary authority to determine eligibility for benefits under this Plan and to construe the terms of this Plan and resolve any ambiguities hereunder. The interpretation and construction of any provision of this Plan by a majority of the members of the Committee at a meeting shall be final and conclusive. The interest assumptions, service tables, mortality tables and such other data, procedures and methods as may be necessary or desirable for use in all actuarial calculations required in connection with this Plan shall be those used in connection with the Pension Plan, except as otherwise required by the express provisions of this Plan.

6.2 Claims Procedures. Except as provided in Section 6.3 this Section shall govern every claim for benefits under this Plan. Every claim for benefits under this Plan shall be in writing directed to the Committee or its designee. Each claim filed shall be passed upon by the Committee within a reasonable time from its receipt. If a claim is denied in whole or in part the claimant shall be given written notice of the denial in language calculated to be understood by the claimant, which notice shall: (i) specify the reason or reasons for the denial; (ii) specify the Plan provisions giving rise to the denial; (iii) describe any further information or documentation necessary for the claim to be honored and explain why such documentation or information is necessary; and (iv) explain this Plan's review procedure. Upon the written request of any claimant whose claim has been denied in whole or in part, the Committee shall make a full and fair review of the claim and furnish the claimant with a written decision concerning it.

6.3 Challenging Forfeiture of Benefits due to Termination for Cause. If the Board, the Committee or both shall have determined that a Participant or his beneficiary shall forfeit a benefit under this Plan due to a termination of employment for Cause, such Participant (or his beneficiary in the event Participant is deceased) shall have the right to elect to challenge such forfeiture through binding arbitration held in New York City, New York under the then existing Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be conducted by three arbitrators who shall be authorized to determine whether Cause for termination existed, but solely for the purpose of determining rights to benefits under this Plan. Without limit to their general authority, the arbitrators shall have the right to order reasonable discovery in accordance with the Federal Rules of Civil Procedure. The final decision of the arbitrators shall be binding and enforceable without further legal proceedings in court or otherwise, provided that either party to such arbitration may enter judgment upon the award in any court having jurisdiction. The final decision arising from the arbitration shall be accompanied by a written opinion and decision which shall describe the rational underlying the award and shall include findings of fact and conclusions of law. The cost of such arbitration shall initially be borne equally to the parties to such arbitration (which parties shall be limited to the Company and the Participant (or his beneficiary)), and each party shall bear its or his own legal fees; however, the arbitrators shall have authority to award the Participant (or his beneficiary) his or her legal fees and costs if the arbitrators determine that the decision to forfeit any benefit was made in bad faith. As a condition to proceeding with such arbitration the Company may require the Participant or his beneficiary to agree, in writing, that the arbitration award will be binding upon the Participant or such beneficiary, as the case may be, in connection with rights under this Plan, and that the Participant waives any right to proceed through court proceedings. Such award shall be confidential and shall not be binding or admissible in connection with any other proceeding.


                                   ARTICLE VII
                                  MISCELLANEOUS

7.1 Supplemental Benefits. The benefits provided for the Participants under this Plan are in addition to benefits provided by any other plan or program of the Company and, except as otherwise expressly provided for herein, the benefits of this Plan shall supplement and shall not supersede any plan or agreement between the Company and any Participant.

7.2 Governing Law. The laws of the State of New York (without giving effect to its conflicts of law principles) govern all matters arising out of or relating to this Plan, including, without limitation, its validity, interpretation, construction, administration and enforcement, except such matters as may be governed by the federal laws of the United States of America.

7.3 Designation of Forum. Any legal action or proceeding arising out of or relating to rights or benefits under this Plan shall be brought, if at all, in the United States District Court for the Southern District of New York or in any court of the State of New York sitting in New York City.

7.4 Binding Terms. The terms of this Plan shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators and successors.

7.5 Non-Alienation of Benefits. No Benefit under this Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge. Any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same shall be void; nor shall any such Benefit be in any manner liable for or subject to the debts, contracts, liabilities, engagements or torts of the person entitled to such Benefit. If any person entitled to a Benefit under this Plan becomes bankrupt or attempts  to  anticipate,  alienate,  sell,  transfer,  assign,
     pledge,   encumber  or  charge  any  Benefit  under  this  Plan
     except as specifically provided in this Plan, then such Benefit shall, in the discretion of the Committee, cease and determine. In that event the Committee shall hold or apply the same for the Benefit of such person, his spouse, children, or other dependents, or any of them in such manner and in such proportion as the Committee may deem proper.

7.6 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if such illegal or invalid provision had never been contained therein.

7.7 Construction. All headings preceding the text of the several Articles hereof are inserted solely for reference and shall not constitute a part of this Plan, nor affect its meaning, construction or effect. Where the context admits, words in the masculine gender shall include the feminine and neuter genders, and the singular shall mean the plural.

7.8 No Employment Agreement. Nothing in this Plan shall confer on any Participant the right to continued employment with the Company and, except as expressly set forth in a written agreement entered into with the express authorization of the Board of Directors of Company, both the Participant and the Company shall be free to terminate Participant's employment with or without Cause.


                                     TIFFANY AND COMPANY
ATTEST:


_______________________________   By:____________________________________


ATTEST:


________________________________  By:___________________________________

                                   SCHEDULE I

         Name                                 Office(s)


         Michael J. Kowalski         Chairman of the Board of Directors and Chief Executive
                                     Officer

         James E. Quinn              President

         Beth O. Canavan             Executive Vice President - U.S. Retail Sales
         James N. Fernandez          Executive Vice President and Chief Financial Officer

         Patrick B. Dorsey           Senior Vice President - General Counsel and Secretary
         Victoria Berger-Gross       Senior Vice President - Human Resources
         Fernanda M. Kellogg         Senior Vice President - Public Relations
         Jon M. King                 Senior Vice President - Merchandising
         Caroline D. Naggiar         Senior Vice President - Marketing
         John S. Petterson           Senior Vice President - Operations

         John Loring                 Design Director

         Michael C. Christ           Group Vice President - U.S. Retail Sales
         Melvin Kirtley              Group Vice President - U.S. Retail Sales
         Patrick F. McGuiness        Group Vice President - Finance

         Mark L. Aaron               Vice President - Investor Relations
         Sandra M. Alton             Vice President - Retail Sales -  Philadelphia Market
         Philip C Alberta            Vice President - IT Business and Technology Management
         Elisabeth P. Ames           Vice President - Northeast Region
         Francis E. Arcaro           Vice President - Merchandising - Elsa Peretti
         Peter-Tolin Baker           Vice President - Visual Merchandising
         Judith A. Baldissard        Vice President - Strategic Planning and Business Development
         Thomas E. Barrick           Vice President - Demand Management and Replenishment
         Elizabeth Barry             Vice President - Customer Services
         Jeffrey E. Bateman          Vice President - Retail Sales Southeast Region


         Philip M. Bottega           Vice President - Store Planning and Facilities
         Diane R. Brown              Vice President - Retail Sales - Washington, D.C.
         Linda A. Buckley            Vice President - Publicity
         Thomas J. Carroll           Vice President - Retail Sales - Mid Atlantic Region
         Robert L. Cepek             Vice President - Specialty Retail
         Mindy G. Chozick            Vice President - Sales Service
         Pamela Cloud                Vice President - Demand and Category Management
         Charles W. Coleman          Vice President - Business Recognition Sales
         Michael W. Connolly         Vice President - Treasurer
         Raul Dabalsa                Vice President - Latin America
         Robert W. Davidson          Vice President - Chief Information Officer
         Wendy A. Eagan              Vice President - General Manager - New York Store
         David Eisenhower            Vice President - Human Resources
         Catherine Y. Elward         Vice President - Retail Sales - Central Region
         Brian Ensor                 Vice President - Long Island Market
         Warren S. Feld              Vice President - Controller
         Christina Flaherty          Vice President - Category Management
         Susan J. Gearey             Vice President - Retail Sales - Northwest Region
         Edward Gerard               Vice President - Retail Sales - Pacific Region
         Leonard Greendyk            Vice President - Business Systems Development
         Edward G. Grumka            Vice President - IT Business Systems Development
         Catherine F. Hagan          Vice President - Retail Sales - Boston Market
         Susanne Halmi               Vice President - Retail Sales - North Central Market
         Andrew W. Hart              Vice President - Diamond Division
         Marissa D. Harvey           Vice President - General Merchandise Manager
         Robert B. Headley           Vice President - Technical Services
         Henry Iglesias              Vice President - Controller and Chief Accounting Officer
         Adina C. Kagan              Vice President - Advertising
         Nancy E. Kanterman          Vice President - Fragrance

         Elizabeth A. Lange          Vice President - Worldwide Customer Relations
         Ingrid Lederhaas-Okun       Vice President - Product Development and Design


         David F. McGowan            Vice President - Security Worldwide
         Nancy Marchassalla          Vice President - Retail Sales Development
         Gaspar Marino               Vice President - Education & Development
         Dorothy L. Mason            Vice President - Retail Sales - Texas Market
         Linda M. Mietzner           Vice President - Client Development
         Kevin J. O'Halloran         Vice President - Direct Marketing
         Thomas O'Rourke             Vice President - Business Sales
         Tarz F. Palomba             Vice President - Legal - Assistant Secretary
         Catherine E. Ramirez        Vice President - Retail Sales Southwest Market

         Kent R. Rauscher            Vice President - Distribution
         Robert S. Rufino            Vice President - Visual Merchandising and Creative Services
         John Schaedel               Vice President - Internal Audit and Financial Controls
         Nellie Seddigh              Vice President - Retail Sales - Los Angeles Market
         Detra K. Segar              Vice President - Retail Sales - Pacific North Market
         Karen L. Sharp              Vice President - Legal - Assistant Secretary
         Frederick S. Shibley        Vice President - Business Sales
         Karen L. Silveira           Vice President - Marketing Creative Director



                                                                      Exhibit A
                                                                      ---------

                  NON-COMPETITION AND CONFIDENTIALITY COVENANTS

THIS INSTRUMENT is made and given this ___ day of _________ 2___ by __________________("Participant") to and for the benefit of Tiffany and Company, a New York corporation and its Affiliates (as defined below) with reference to the following facts and circumstances:

A. Participant is a Participant or Former Participant in and under that certain 2004 Tiffany and Company Un-funded Retirement Income Plan to Recognize Compensation in Excess of Internal Revenue Code Limits (the "Excess Plan") and has resigned or is about to resign his or her employment with Tiffany or its Affiliate;

B. Participant's age at the effective date of such resignation was or will be less than 55 years;

C. But for Participant's obligation to provide this instrument, Participant is otherwise Vested in a right to a Benefit under the Excess Plan;

D. Participant is willing to make the promises set forth in this instrument in order to obtain a Benefit under the Excess Plan; and

E. Participant agrees that the right to receive a Benefit under the terms of the Excess Plan is full and fair consideration for the promises made in this instrument,

NOW THEREFORE, Participant hereby agrees as follows:

1. Defined Terms. Unless otherwise defined in this instrument, words and phrases that have a defined meaning in the Excess Plan shall have the same meaning in this instrument. The initially capitalized words and phrases set forth below shall have the meanings ascribed to them below:

"Affiliate" means, with reference to any Person, any second Person that controls, is controlled by, or is under common control with, any such first Person, directly or indirectly.

"Board" means the board of directors of Tiffany and Company, a New York corporation.

"Change in Control" means a change in control of Parent of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Exchange Act, whether or not Parent is then subject to such reporting requirement; provided, however, that, anything in this Agreement to the contrary notwithstanding, a Change in Control shall be deemed to have occurred if:

     (i)  any Person,  or any  syndicate  or group  deemed to be a person  under
          Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporarily holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange
          Act), directly or indirectly, of securities of Parent representing Thirty-five percent (35%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

     (ii) ten (10) days following the "Shares Acquisition Date" if any Person has in fact become and then remains an "Acquiring Person" under the Rights Plan;

     (iii) if the Parent Board should resolve to redeem the "Rights" under the Rights Plan in response to a proposal by any Person to acquire, directly or indirectly, securities of Parent representing Fifteen percent (15%) or more of the combined voting power of Parent's then outstanding securities entitled to vote in the election of directors of Parent;

     (iv) if the Incumbent Directors cease to constitute a majority of the Parent Board; provided, however, that no person shall be deemed an Incumbent Director if he or she was appointed or elected to the Parent Board after having been designated to serve on the Parent Board by a Person who has entered into an agreement with Parent to effect a transaction described in clauses (i), (iii), (v), (vi), (vii), (viii) or (ix) of this definition;

     (v) there occurs a reorganization, merger, consolidation or other corporate transaction involving Parent, in each case with respect to which the stockholders of Parent immediately prior to such transaction do not, immediately after such transaction, own more than Fifty percent (50%) of the combined voting power of the Parent or other corporation resulting from such transaction, as the case may be;

     (vi) all or substantially all of the assets of Parent are sold, liquidated or distributed, except to an Affiliate of Parent;

     (vii) all or substantially all of the assets of Tiffany and Company are sold, liquidated or distributed, except to an Affiliate of Parent;

     (viii) any Person,  or any  syndicate  or group deemed to be a person under
          Section 14(d)(2) of the Exchange Act, excluding Parent or any of its Affiliates, a trustee or any fiduciary holding securities under an employee benefit plan of Parent or any of its Affiliates, an underwriter temporally holding securities pursuant to an offering of such securities or a corporation owned, directly or indirectly by stockholders of Parent in substantially the same proportion as their ownership of Parent, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange
          Act), directly or indirectly, of securities of Tiffany and Company representing Fifty percent (50%) or more of the combined voting power of Tiffany and Company's then outstanding securities entitled to vote in the election of directors of Tiffany and Company; or

     (ix) there is a "change of control" or a "change in the effective control" of Parent within the meaning of Section 280G of the Code and the Regulations.

"Change in Control Date" shall mean the date on which a Change of Control occurs.

"Code" means the Internal Revenue Code of 1986, as amended, and any successor provisions thereto.

"Confidential Information" means all information relating in any manner to Tiffany or its business, including but not limited to, contemplated new products and services, marketing and advertising campaigns, sales projections, creative campaigns and themes, financial information, budgets and projections, system designs, employees, management procedures and systems, employee training materials, equipment, production plans and techniques, product and materials specifications, product designs and design techniques, client information (including purchase history and client identifying information) and vendor information (including the identity of vendors and information concerning the capacity of or products or pricing provided by specific vendors); notwithstanding the foregoing, "Confidential Information" shall not include information that becomes generally publicly available other than as a result of a disclosure by Participant or that becomes available to Participant on a non-confidential basis from a Person that to the Participant's knowledge, after due inquiry, is not bound by a duty of confidentiality.

"Covered Employee" means an employee of Tiffany.

"Duration  of   Non-Competition   Covenant"  means  the  period  beginning  with
Participant's Termination Date and ending upon the first to occur of the following: (i) the second year anniversary of Participant's Termination Date,
(ii) a Change in Control Date or (iii) Participant's 65th birthday provided that, in no circumstance shall the Duration of this Covenant be less than six months.

"Exchange Act" means the Securities Exchange Act of 1934.

"Incumbent Directors" means those individuals who were members of the Parent Board, as of January 1, 2004 and those individuals whose later appointment to the Parent Board, or whose later nomination for election to such Board by the stockholders of Parent, was approved by a vote of at least a majority of those members of such Board who either were members of such Board as of such date, or whose election or nomination for election was previously so approved.

"Jewelry" means jewelry (including but not limited to precious metal or silver jewelry or jewelry containing gemstones) and watches.

"Parent" means Tiffany & Co., a Delaware corporation.

"Parent Board" means the board of directors of Parent.

"Person" means any individual, firm, corporation, partnership, limited partnership, limited liability partnership, business trust, limited liability company, unincorporated association or other entity, and shall include any successor (by merger or otherwise) of such entity.

"Retail Jewelry Trade" means the operation of one or more retail outlets (including stores-within-stores, leased departments or concessions) selling Jewelry in any city in the world in which a TIFFANY & CO. store is located at the time in question; for the purpose of this definition, a retail outlet will not be deemed engaged in the Retail Jewelry Trade if less than 5% of the items displayed for sale in such outlet are Jewelry, so that, by way of example, an apparel store that offers Jewelry as an incidental item would not be deemed engaged in the Retail Jewelry Trade.

"Regulations" mean regulations under Section 280G of the Code, including proposed and temporary regulations, and any successor provisions thereto.

"Rights Plan" means the Amended and Restated Rights Agreement Dated as of September 22, 1998 by and between Tiffany & Co., a Delaware corporation, and ChaseMellon Shareholder Services L.L.C., as Rights Agent, as such Agreement may be further amended from time to time.

"Termination Date" means the date Participant ceases to be an employee of Tiffany.

"Tiffany" means Tiffany and Company, a New York corporation, and if the context so requires, Tiffany and Company and/or any Affiliate of Tiffany and Company, such term to be interpreted broadly so as to give rights equivalent to Tiffany and Company to any Affiliate of Tiffany and Company.

"Wholesale Jewelry Trade" means the sale of Jewelry or gemstones to the Retail Jewelry Trade, the development or design of Jewelry for sale to the Retail Jewelry Trade or the production of Jewelry for sale to the Retail Jewelry Trade regardless of where in the world such activities are conducted.

2. Non-Competition. Participant agrees that for the Duration of the Non-Competition Covenant Participant will not directly or indirectly (whether as director, officer, consultant, principal, owner, member, partner, advisor, financier, employee, agent or otherwise):

     (i) engage in, assist, have any interest in or contribute Participant's knowledge and abilities to, any business or entity in the Retail Jewelry Trade or in the Wholesale Jewelry Trade or seeking to enter or about to become engaged in the Retail Jewelry Trade or the Wholesale Jewelry Trade (provided that this subsection shall not prohibit an investment by Participant not exceeding five percent of the outstanding securities of a publicly traded company);

     (ii) employ, attempt to employ, or assist anyone in employing a Covered Employee or any person who was a Covered Employee at any time during the Duration of the Non-Competition Covenant or within three (3) months prior thereto (including by influencing any Covered Employee to terminate his/her employment with Tiffany or to accept employment with any Person); or

     (iii) attempt in any manner to solicit Jewelry purchases by any client of Tiffany or persuade any client of Tiffany to cease doing business or reduce the amount of business that such client has customarily done with Tiffany.

3. Confidentiality. Participant acknowledges that Participant has had access to Confidential Information. Participant agrees not to disclose Confidential Information or to use Confidential Information to the detriment of Tiffany. If the Participant is requested in any case by a court or governmental body to make any disclosure of Confidential Information, the Participant shall (i) promptly notify Tiffany in writing, (ii) consult with and assist Tiffany at Tiffany's expense in obtaining an injunction or other appropriate remedy to prevent such disclosure, and (iii) use Participant's reasonable efforts to obtain at the Company's expense a protective order or other reliable assurance that confidential treatment will be accorded to any Confidential Information that must be disclosed. Subject to the foregoing sentence, Participant may furnish that portion (and only that portion) of the Confidential Information that, in the written opinion of Participant's counsel (the form and substance of which opinion shall be reasonably acceptable to Tiffany), the Participant is legally compelled or otherwise required to disclose or else stand liable for contempt or suffer other material penalty. The obligations in this section shall continue beyond the Duration of the Non-Competition Covenant.

4.  Loss  of  Benefit  in  the  Event  of  Breach.   Should  Participant  breach
Participant's obligations under Section 2 above, he shall forfeit and lose all right to any current or future Benefit under the Excess Plan.

5. Enforcement.

     (i) Participant agrees that the restrictions set forth in this instrument are reasonable and necessary to protect the goodwill of Tiffany. If any provision set forth herein is deemed invalid, illegal or unenforceable based upon duration, geographic scope or otherwise, Participant agrees that such provision shall be modified to make it enforceable to the fullest extent permitted by law.

     (ii) In the event of breach or threatened breach by Participant of the provisions set forth in this instrument, Participant acknowledges that Tiffany will be irreparably harmed and that monetary damages (including loss of benefits) shall be an insufficient remedy to Tiffany. Therefore, Participant consents to the enforcement of this instrument by means of temporary or permanent injunction and other appropriate equitable relief in any competent court, in addition to any other remedies Tiffany may have under this Agreement or otherwise.

6.  Procedure  to  Obtain  Determination.  Should  Participant  wish to obtain a determination that any proposed employment, disclosure, arrangement or association (each a "Proposed Transaction") is not prohibited hereunder, Participant shall direct a written request to the Board. Such request shall fully describe the Proposed Transaction. Within 30 days after receipt of such request, the Board may (i) issue such a determination in writing, (ii) issue its refusal of such request in writing, or (iii) issue a written request for more written information concerning the Proposed Transaction. In the event that alternative (iii) is elected (which election may be made on behalf of the Board by the Legal Department of Tiffany and Company without action by the Board), any action on Participant's request will be deferred for ten (10) days following receipt by said Legal Department of the written information requested. Failure of the Board to act within any of the time periods specified in this Section 4 shall be deemed a determination that the Proposed Transaction is not prohibited hereunder. A determination made or deemed made under this Section 6 shall be limited in effect to the Proposed Transaction described in the submitted materials and shall not be binding or constitute a waiver with respect to any other Proposed Transaction, whether proposed by such Participant or any other Person. In the event that Participant wishes to seek a determination that employment with a management consulting firm, an accounting firm, a law firm or some other provider of consulting services to a wide variety of clients will not be prohibited hereunder should such firm, at some unspecified time, provide services to a Person in the Retail Jewelry Trade or the Wholesale Jewelry Trade, Participant may seek a determination hereunder; in submitting such a Proposed Transaction, the Participant should specify the extent that Participant will be involved in or can be excluded from involvement in the provision of such services. In a making any determination under this Section 6, the Board shall not be deemed to be acting as a fiduciary with respect to the Excess Plan, the Participant or any beneficiary of the Participant and shall be under no obligation to issue a determination that any Proposed Transaction is not prohibited hereunder.

7. Arbitration and Equitable Relief. Participant and Tiffany agree that any and all disputes arising out or relating to the interpretation or application of this instrument, including any dispute concerning whether any conduct is in violation of Section 2 or 3 above, shall be subject to arbitration in New York, New York, under the then existing Commercial Arbitration Rules of the American Arbitration Association. Arbitration proceedings shall be conducted by three arbitrators. Without limit to their general authority, the arbitrators shall have the right to order reasonable discovery in accordance with the Federal Rules of Civil Procedure. The final decision of the arbitrators shall be binding and enforceable without further legal proceedings in court or otherwise, provided that either party to such arbitration may enter judgment upon the award in any court having jurisdiction. The final decision arising from the arbitration shall be accompanied by a written opinion and decision which shall describe the rational underlying the award and shall include findings of fact and conclusions of law. The cost of such arbitration shall be borne equally by the parties and each party to the arbitration shall bear its own legal fees. Notwithstanding any provision in this Section 7, the requirement to arbitrate disputes shall not apply to any action to enforce this instrument by means of temporary or permanent injunction or other appropriate equitable relief.

8. Miscellaneous Provisions.

(a) Tiffany may assign its rights to enforce this instrument to any of its Affiliates. Participant understands and agrees that the promises in this instrument are for the benefit of Tiffany (which term includes Tiffany and Company and its Affiliates) and for the benefit of the successors and assigns of Tiffany and its Affiliates.

(b) Any determination made by the Board under Section 6 above shall bind Tiffany and Company and its Affiliates.

(c) If any action by Participant prohibited hereunder causes Participant to lose a right to a Benefit under the Excess Plan, such loss of Benefit shall also be effective with respect to Participant's beneficiaries under the Excess Plan.

(d) The laws of the State of New York, without giving effect to its conflicts of law principles, govern all matters arising out of or relating to this instrument and all of the prohibitions and remedies it contemplates, including, without limitation, its validity, interpretation, construction, performance and enforcement.

(e) Each Person giving or making any notice, request, demand or other communication (each, a "Notice") pursuant to this Instrument shall

         (i) give the Notice in writing; and

          (ii) use one of the following methods of delivery, each of which for purposes of this Agreement is a writing:

                    (A) Personal delivery;
                    (B) Registered or Certified Mail, in each case, return receipt requested and postage prepaid; or
                    (C) Nationally recognized overnight courier, with all fees prepaid.

(f) Each Person giving a Notice shall address the Notice to the recipient (the "Addressee") at the address given on the signature page of this Instrument or to a changed address designated in a Notice.

(g) A Notice is effective only if the person giving the Notice has complied with subsections (e) and (f) and if the Addressee has received the Notice. A Notice is deemed to have been received upon receipt as indicated by the date on the signed receipt, provided, however, that if the Addressee rejects or otherwise refuses to accept the Notice, or if the Notice cannot be delivered because of a change in address for which no Notice was given, then upon such rejection, refusal or inability to deliver such Notice will be deemed to have been received. Despite the other clauses of this subsection (g), if any Notice is received after 5:00 p.m. on a business day where the Addressee is located, or on a day that is not a business day where the Addressee is located, then the Notice is deemed received at 9:00 a.m. on the next business day where the Addressee is located.

(h) This instrument shall not be amended except by a subsequent written instrument that has been executed by Participant and on behalf of Tiffany by a duly authorized officer of Tiffany. Participant's obligations under this instrument may not be waived, except pursuant to a writing executed on behalf of Tiffany or as otherwise provided in Section 6 above.

(i) This instrument constitutes the final expression of Participant's post-employment confidentiality and non-competition obligations necessary to receive a Benefit under the Excess Plan. It is the complete and exclusive expression of those obligations and all prior and contemporaneous negotiations and agreements between the parties on those matters are expressly merged into and superceded by this Agreement; notwithstanding the foregoing, Participant's right to receive a Benefit and the amount and terms of payment of such Benefit shall be exclusively determined by the Excess Plan.



                                   (continued)

(j) Any reference in this instrument to the singular includes the plural where appropriate, and any reference in this instrument to the masculine gender includes the feminine and neuter genders where appropriate. The descriptive headings of the sections of this instrument are for convenience only and do not constitute part of this instrument.

IN WITNESS WHEREOF, this instrument has been executed on the date first written above.


Participant



--------------------------
Name:

Notice Address:

--------------------------

--------------------------

--------------------------



                                    Accepted and agreed (as to Section 7)

                                    Tiffany and Company



                                    By:______________________
                                    Name:
                                    Title:

                                    Notice Address:
                                    ---------------

                                    The Board of Directors
                                    Tiffany and Company
                                            Care of:
                                    Legal Department
                                    600 Madison Avenue
                                    New York, NY 10022